UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934

Date of Report (Date Earliest Event Reported): November 27, 2024

FOXO TECHNOLOGIES INC.

(Exact name of registrant as specified in its charter)

Delaware	001-39783	85-1050265
(State or Other Jurisdiction of Incorporation)	(Commission File Number)	(IRS Employer Identification No.)

729 N. Washington Ave., Suite 600 Minneapolis, MN	55401
(Address of Principal Executive Offices)	(Zip Code)

(612) 562-9447

(Registrant’s telephone number, including area code)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Securities registered pursuant to Section 12(b) of the Act:

Title of each class	Trading Symbol(s)	Name of each exchange on which registered
Class A Common Stock, par value $0.0001	FOXO	NYSE American

Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 (§230.405 of this chapter) or Rule 12b-2 of the Securities Exchange Act of 1934 (§240.12b-2 of this chapter).

Emerging growth company ☒

If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act. ☐

Item 5.03 Amendments to Articles of Incorporation or Bylaws; Change in Fiscal Year.

On November 27, 2024, FOXO Technologies Inc. a Delaware corporation (the “Company” or the “Corporation”) filed amendments to the Company’s Certificate of Incorporation (the “Certificate of Incorporation”), in the form of two Certificates of Designation (the “Designations”) that authorized for issuance of up to 7,500 shares of a new series of Preferred Stock, par value $0.0001 per share, of the Company designated “Series B Cumulative Convertible Redeemable Preferred Stock” (the “Series B Preferred Stock”) and that authorized for issuance of up to 5,000 shares of a new series of Preferred Stock, par value $0.0001 per share, of the Company designated “Series C Cumulative Convertible Redeemable Preferred Stock” (the “Series C Preferred Stock”) and established the rights, preferences and limitations thereof. The Board authorized the Series B Preferred Stock and the Series C Preferred Stock pursuant to the authority given to the Board under the Certificate of Incorporation, which authorizes the issuance of up to 10,000,000 shares of Preferred Stock, par value $0.0001 per share, and authorizes the Board, by resolution, to establish any or all of the unissued shares of Preferred Stock, not then allocated to any series into one or more series and to fix and determine the designation of each such shares, the number of shares which shall constitute such series and certain preferences, limitations and relative rights of the shares of each series so established.

Below is a summary of the rights, privileges and preferences of the Series B Preferred Stock and the Series C Preferred Stock. Capitalized terms have the definitions found in the respective Designations.

Series B Preferred Stock

Voting Rights

The Corporation shall not, without the affirmative vote of the Holders of a majority of the then outstanding shares of the Preferred Stock (including a majority of the then outstanding shares of each of the Series B-1 Preferred Stock, Series B-2 Preferred Stock, Series B-3 Preferred Stock and Series B-4 Preferred Stock):

(i)	Alter or change adversely the powers, preferences or rights given to the Preferred Stock or alter or amend this Certificate of Designation;

(ii)	Amend its Certificate of Incorporation or other charter documents in any manner that adversely affects any rights of the Holders;

(iii)	Increase the number of authorized shares of Preferred Stock; or

(iv)	Enter into any agreement with respect to any of the foregoing.

The holders of shares of Preferred Stock, the holders of Common Stock and the holders of any other class or series of shares entitled to vote with the Common Stock shall vote together as one class on all matters submitted to a vote of stockholders of the Corporation. In any such vote, each share of Preferred Stock shall have one vote; provided, however, that, prior to the receipt of the Stockholder Approval, the Preferred Stock beneficially owned by the Holders or any of their respective Affiliates may only be voted to the extent that the aggregate voting power of all of the Corporation’s voting stock that is beneficially owned by the Holders and their respective Affiliates does not exceed 19.99% of the aggregate voting power of all of the Corporation’s voting stock outstanding on the applicable record date for determining stockholders who may vote with respect to any proposal (the “Voting Cap”).

Dividends

Holders of shares of the Preferred Stock are entitled to receive, when, as and if authorized by the Board and declared by the Corporation, out of funds of the Corporation legally available for the payment of dividends, cumulative cash dividends in an amount for each share of Preferred Stock equal to the Dividend Rate multiplied by the Stated Value. Dividends on the Preferred Stock shall accrue daily and be cumulative from, and including, the date of original issue and shall be payable quarterly in arrears on the 15th day of March, June, September and December of each year (each, a “Dividend Payment Date”), starting March 15, 2025; provided, that if any Dividend Payment Date is not a Business Day, then the dividend which would otherwise have been payable on that Dividend Payment Date may be paid on the next succeeding Business Day with the same force and effect as if paid on such Dividend Payment Date and no interest, additional dividends or other sums will accrue on the amount so payable for the period from and after such Dividend Payment Date to such next succeeding Business Day. Any dividend payable on the Preferred Stock, including dividends payable for any partial dividend period, will be computed on the basis of a 360-day year consisting of twelve 30-day months.

Liquidation Preference

Upon any liquidation, dissolution or winding-up of the Corporation, whether voluntary or involuntary (a “Liquidation”), after any payments due with regard to any Senior Securities, the remaining assets, whether capital or surplus, of the Corporation shall be distributed to the holders of the Preferred Stock and the other Common Stock Equivalents, pro rata based on the number of shares held by such holder, treating for this purpose all such securities as if they had been converted to Common Stock pursuant to the terms thereof (without giving effect to the Beneficial Ownership Limitation and presuming for the purposes hereof, that all conditions to the convertibility of all such shares had been satisfied) prior to such Liquidation.

Conversion Rights

No shares of Preferred Stock are convertible prior to the one-year anniversary of the Original Issue Date (such anniversary, the “Initial Convertibility Date”) and subject to limitations, (i) the Series B-1 Preferred Stock may be converted at any time from and after the Initial Conversion Date, (ii) the Series B-2 Preferred Stock may be converted at any time from and after 90 days after the Initial Conversion Date, (iii) the Series B-3 Preferred Stock may be converted at any time from and after 180 days after the Initial Conversion Date, and (iv) the Series B-4 Preferred Stock may be converted at any time from and after 270 days after the Initial Conversion Date. The Preferred Stock shall be convertible into that number of shares of Common Stock determined by dividing the Stated Value ($1,000) of such share of Preferred Stock, plus any accrued and unpaid dividends thereon (whether declared or not declared), by the higher of $0.05 (such dollar amount being subject to adjustment for reverse and forward stock splits, stock dividends, stock combinations and other similar transactions of the Common Stock that occur after the Original Issue Date) or 90% of the average of the VWAP for the five Trading Days immediately prior to the Conversion Date (the “Conversion Price”).

Series C Preferred Stock

Voting Rights

The Corporation shall not, without the affirmative vote of the Holders of a majority of the then outstanding shares of the Preferred Stock:

(i)	Alter or change adversely the powers, preferences or rights given to the Preferred Stock or alter or amend this Certificate of Designation;

(ii)	Amend its Certificate of Incorporation or other charter documents in any manner that adversely affects any rights of the Holders;

(iii)	Increase the number of authorized shares of Preferred Stock; or

(iv)	Enter into any agreement with respect to any of the foregoing.

The holders of shares of Preferred Stock, the holders of Common Stock and the holders of any other class or series of shares entitled to vote with the Common Stock shall vote together as one class on all matters submitted to a vote of stockholders of the Corporation. In any such vote, each share of Preferred Stock shall have one vote; provided, however, that, prior to the receipt of the Stockholder Approval, the Preferred Stock beneficially owned by the Holders or any of their respective Affiliates may only be voted to the extent that the aggregate voting power of all of the Corporation’s voting stock that is beneficially owned by the Holders and their respective Affiliates does not exceed 19.99% of the aggregate voting power of all of the Corporation’s voting stock outstanding on the applicable record date for determining stockholders who may vote with respect to any proposal (the “Voting Cap”).

Dividends

Holders of shares of the Preferred Stock are entitled to receive, when, as and if authorized by the Board and declared by the Corporation, out of funds of the Corporation legally available for the payment of dividends, cumulative cash dividends in an amount for each share of Preferred Stock equal to the Dividend Rate multiplied by the Stated Value. Dividends on the Preferred Stock shall accrue daily and be cumulative from, and including, the date of original issue and shall be payable quarterly in arrears on the 15th day of March, June, September and December of each year (each, a “Dividend Payment Date”), starting March 15, 2025; provided, that if any Dividend Payment Date is not a Business Day, then the dividend which would otherwise have been payable on that Dividend Payment Date may be paid on the next succeeding Business Day with the same force and effect as if paid on such Dividend Payment Date and no interest, additional dividends or other sums will accrue on the amount so payable for the period from and after such Dividend Payment Date to such next succeeding Business Day. Any dividend payable under this Section 3 on the Preferred Stock, including dividends payable for any partial dividend period, will be computed on the basis of a 360-day year consisting of twelve 30-day months.

Liquidation Preference

Upon any liquidation, dissolution or winding-up of the Corporation, whether voluntary or involuntary (a “Liquidation”), after any payments due with regard to any Senior Securities, the remaining assets, whether capital or surplus, of the Corporation shall be distributed to the holders of the Preferred Stock and the other Common Stock Equivalents, pro rata based on the number of shares held by such holder, treating for this purpose all such securities as if they had been converted to Common Stock pursuant to the terms thereof (without giving effect to the Beneficial Ownership Limitation and presuming for the purposes hereof, that all conditions to the convertibility of all such shares had been satisfied) prior to such Liquidation.

Conversion Rights

No shares of Preferred Stock are convertible prior to the earlier of (i) the six-month anniversary of the Original Issue Date or (ii) the effectiveness of a registration statement under the Securities Act covering the resale of all of the Conversion Shares that are then issued or issuable. The Preferred Stock shall be convertible into that number of shares of Common Stock determined by dividing the Stated Value ($1,000) of such share of Preferred Stock, plus any accrued and unpaid dividends thereon (whether declared or not declared), by the higher of $0.03 (such dollar amount being subject to adjustment for reverse and forward stock splits, stock dividends, stock combinations and other similar transactions of the Common Stock that occur after the Original Issue Date) or 90% of the average of the VWAP for the five Trading Days immediately prior to the Conversion Date (the “Conversion Price”).

The summary of the rights, privileges and preferences of the Series B Preferred Stock and the Series C Preferred Stock described above is qualified in its entirety by reference to the Designations, copies of which are attached as Exhibits 3.1 and 3.2, respectively, to this Current Report on Form 8-K and are incorporated herein by reference.

Item 9.01 Financial Statements and Exhibits.

(d) Exhibits.

Exhibit Number	Description of Exhibit
3.1	Certificate of Designation for Series B Preferred Stock filed with the Delaware Secretary of State on November 27, 2024
3.2	Certificate of Designation for Series C Preferred Stock filed with the Delaware Secretary of State on November 27, 2024
104	Cover Page Interactive Data File (formatted in Inline XBRL)

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

FOXO Technologies Inc.

Date: December 4, 2024	By:	/s/ Mark White
	Name:	Mark White
	Title:	Interim Chief Executive Officer